Securities, 424I - Securities, 424I: 1	Sep. 22, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 2,550,388
Aggregate Redeemed or Repurchased, FY	100,000
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 2,450,388
Fee Rate	0.01381%
Amount of Registration Fee	$ 338.4